================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            THE CENTRIS GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

               [LOGO OF THE CENTRIS GROUP, INC.(TM) APPEARS HERE]

                                 March 31, 1999

Dear Stockholder:

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders of The Centris Group, Inc. to be held on Wednesday, May 12, 1999, at the offices of the Company, 650 Town Center Drive, 15th Floor, Costa Mesa, California, at 9:00 a.m., Local Time.

  Information concerning the matters to be voted on at this Annual Meeting is set forth in the attached Notice and Proxy Statement.

  It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. All materials needed to vote your shares by mail are enclosed in this package. Please review them carefully. I urge you to vote, sign, date and return the accompanying proxy card in the enclosed envelope as promptly as possible.

                                        Sincerely,

                                        /s/ DAVID L. CARGILE

                                        David L. Cargile
                                        Chairman of the Board, President
                                        and Chief Executive Officer

              [LOGO OF THE CENTRIS GROUP, INC.(TM) APPEARS HERE]

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                                 To Be Held On
                                 May 12, 1999

                         -----------------------------

To the Stockholders of The Centris Group, Inc.:

  Notice is hereby given that the Annual Meeting of Stockholders of The Centris Group, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, May 12, 1999, at the offices of the Company, 650 Town Center Drive, 15th Floor, Costa Mesa, California, at 9:00 a.m., Local Time, for the following purposes:

  (1) To elect two of seven directors for the Company's Board of Directors, to serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal;

  (2) To ratify the selection by the Board of Directors of KPMG LLP as the Company's independent auditors for the year ending December 31, 1999; and

  (3) To act upon such other matters as may properly come before this Annual Meeting of Stockholders.

  The Board of Directors has fixed the close of business on March 19, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting of Stockholders and any postponements or adjournments thereof.

  All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Even if a stockholder expects to attend, it will be appreciated if the stockholder would promptly vote, sign, date and return the enclosed proxy card in the envelope provided.

                                     By Order of the Board of Directors,

                                     /s/ JOSE A. VELASCO
                                     -------------------------------------------
                                     Jose A. Velasco
                                     Senior Vice President, Chief Administrative
                                     Officer, Secretary and General Counsel

March 31, 1999
Costa Mesa, California

  Please vote, sign, date and return the accompanying proxy card without delay in the enclosed postage prepaid envelope. The proxy is revocable and will not affect a stockholder's right to vote in person in the event the stockholder attends the meeting.

              [LOGO OF THE CENTRIS GROUP, INC.(TM) APPEARS HERE]

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS

                                 To Be Held On
                                 May 12, 1999

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Centris Group, Inc., a Delaware corporation (the "Company"), for use at the 1999 Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 650 Town Center Drive, 15th Floor, Costa Mesa, California, on Wednesday, May 12, 1999, at 9:00 a.m., Local Time, and any postponements or adjournments thereof (the "Annual Meeting"). Accompanying this Proxy Statement is a proxy card (sometimes referred to herein as a "proxy") which may be used to indicate a stockholder's vote as to each of the matters described in this Proxy Statement which to management's knowledge will require stockholder action at the Annual Meeting.

  The Company intends to commence the mailing of this Proxy Statement and the accompanying proxy card on March 31, 1999 to stockholders entitled to notice of and to vote at the Annual Meeting.

                              GENERAL INFORMATION

Record Date, Shares Outstanding, Quorum and Voting Procedures

  . The close of business on March 19, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

  . As of that record date, the Company had outstanding 11,597,476 shares of its $0.01 par value common stock, the only outstanding voting securities of the Company. For each share owned on the record date, a stockholder is entitled to one vote on all matters to be considered at the Annual Meeting.

  . Pursuant to the Company's Bylaws, the holders of one-third ( 1/3rd) of all shares of stock outstanding and entitled to vote who are present in person or by proxy at a meeting of stockholders shall constitute a quorum. The Company's Restated Certificate of Incorporation does not provide for cumulative voting for the election of directors.

Voting Procedures

  . All proxy cards which are properly completed, signed and returned to the Company prior to the Annual Meeting and which have not been revoked will be voted in accordance with the instructions on the proxy card.

  . Where no instructions have been given by a stockholder on the proxy card with respect to a particular matter presented, the proxy will be voted for the election as directors of all of the nominees named in the proxy and for PROPOSAL NO. 2.

  . Abstentions are counted for purposes of determining whether there is a quorum for the transaction of business at the Annual Meeting, but will be treated as abstentions and not counted for the tabulation of the votes.

  . A stockholder may revoke his or her proxy at any time before it is voted by filing with the Secretary of the Company at its principal executive offices either a written notice of revocation, or by appearing in person at the Annual Meeting and voting his or her shares in person, or by filing a duly executed proxy bearing a later date. The submission by a stockholder of a properly executed proxy to the Company in connection with the 1999 Annual Meeting automatically revokes all prior proxies submitted by such stockholder for this Annual Meeting.

  It is the Company's policy to handle proxies and ballots from stockholders in a manner that protects stockholder privacy. All proxy cards and ballots that identify votes of stockholders are held confidential, and only the proxy solicitor, the proxy tabulator and a few other persons necessary to inspect and process the ballots and proxies have access to them.

                                PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

Nominees

  The Company's Restated Certificate of Incorporation and Bylaws divide the Board of Directors into three classes and permit the Board of Directors to determine its own size. The number of directors established by the Board of Directors is currently seven, with two directors elected at two annual meetings of stockholders, and three directors elected at a third annual meeting. Each director elected serves for a term ending on the date of the third annual meeting of stockholders following his or her election (and thereafter until a successor has been duly elected and qualified or until the director's earlier death, resignation or removal). The dates of each director's term of office are as set forth below.

  The two directors who are elected by stockholders at this 1999 Annual Meeting will hold office until the 2002 Annual Meeting of Stockholders of the Company. The two nominees proposed by the Company for election have advised the Company that they are able and willing to serve as directors. If any nominee refuses or is unable to serve, the Company's designated proxy holders will vote for another person nominated by the Board of Directors.

  Directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. The two candidates receiving the highest number of votes will be elected. The Board of Directors recommends a vote for the Company's two nominees. All proxies received by the Company will be voted in favor of the Company's nominees, unless an instruction to the contrary is indicated on a properly executed proxy card.

  Certain information for each person nominated by the Company for election as a director, and for all continuing directors of the Company, is set forth below.

                      Nominees For Election As Directors
      Whose Terms Will Expire At The 2002 Annual Meeting Of Stockholders

  Roxani M. Gillespie, age 47, was appointed as a director of the Company in April 1998 to fill the vacancy created by the retirement of Kenneth C. Tyler. With over 25 years experience in the insurance industry, Ms. Gillespie was Insurance Commissioner for the State of California from 1986 until 1991, and since 1991 has been in the private practice of law in San Francisco, California, specializing in insurance matters.

  Jose A. Velasco, age 44, joined the Company in 1986 as Vice President and General Counsel. He currently holds the positions of Senior Vice President, Chief Administrative Officer, General Counsel and Secretary. Prior to joining the Company, Mr. Velasco was in the private practice of law specializing in insurance matters. Mr. Velasco is a new nominee who has not previously served as a director of the Company.

                        Directors Continuing In Office
      Whose Terms Will Expire At The 2001 Annual Meeting Of Stockholders

  David L. Cargile, age 53, joined the Company as a Senior Vice President in December 1991, and was appointed as its President, Chief Operating Officer and a director in August 1994, and as its Chief Executive Officer in March 1995. He was elected as Chairman of the Board in April 1995. Prior to joining the Company Mr. Cargile had served for a number of years as President and Chief Executive Officer of Reinsurance Facilities Corporation, a reinsurance intermediary. He has also served on the boards of directors of a number of companies engaged in the reinsurance business.

  Charles L. Schultz, age 71, was elected a director of the Company in May 1995. From 1985 until his retirement in 1993, Mr. Schultz held the position of Senior Vice President, Finance and Chief Financial Officer of Farmers Group, Inc., the management and holding company for the Farmers Insurance Group. Since November 1995 Mr. Schultz has served as a director of Amwest Insurance Group, a Southern California-based insurance holding company.

  Howard S. Singer, age 53, has served as a director of the Company since its founding in 1980. Prior to joining the Company in December 1991 as its Executive Vice President--Corporate Finance and Investor Relations, Mr. Singer had previously served as its independent financial consultant.


                        Directors Continuing In Office
      Whose Terms Will Expire At The 2000 Annual Meeting Of Stockholders

  John F. Kooken, age 67, has served as a director of the Company since 1986. Prior to his retirement in 1992, Mr. Kooken was Vice Chairman and Chief Financial Officer of Security Pacific Corporation, the parent of Security Pacific National Bank, Los Angeles. Since June 1992 Mr. Kooken has served as a director of Golden State Bancorp, and since February 1994 he has served as a director of Pacific Gulf Properties, Inc., a real estate investment trust.

  L. Steven Medgyesy, M.D., age 65, has served as a director of the Company since 1983. Until March 1996 he served as Medical Director of the Company's USBenefits Insurance Services, Inc. subsidiary. From 1963 until his retirement in 1993 as the Director of Laboratories at Lincoln West Medical Center, Chicago, Dr. Medgyesy practiced in the field of pathology.

Committees of the Board: Function; Membership; Attendance

  The Board of Directors of the Company has five standing Committees:

Executive Committee

  . Has all of the power and authority in the management of the business and affairs of the Company to take action on behalf of the Board of Directors as may be necessary between regular meetings of the Board, when a special meeting or a telephonic meeting of the full Board is not possible or practicable.

Audit Committee

  . Meets with the Company's independent auditors to review the scope and results of the independent auditors' activities and to review the results of their audit when it is completed.

  . Reviews the adequacy of internal financial and accounting controls and the results of the independent auditors' examinations thereof.

  . Recommends to the Board of Directors the appointment of the Company's independent auditors.

  . Reports its findings on any of the above to the full Board of Directors, as appropriate.

  . All members of the Audit Committee are non-employee directors.

Investment Committee

  . Establishes goals for the Company's investment program as well as policies to achieve such goals.

  . Analyzes current investments and their return and suggests any changes deemed necessary.

  . Selects independent investment advisors, determines the scope of their duties and responsibilities, approves their fees and monitors and evaluates their performance.

Compensation Committee

  . Establishes criteria and adopts compensation policies applicable to the Company's Chief Executive Officer and executive officers at the level of Senior Vice President and above.

  . Recommends to the Board of Directors salary, bonus and other forms of direct and indirect compensation to be paid to the Chief Executive Officer.

  . Evaluates and makes recommendations to the Board of Directors regarding compensation policies and programs applicable to all Company employees.

  . Administers the Company's annual cash bonus plan and its stock option and other long-term incentive plans.

  . All members of the Compensation Committee are non-employee directors.

Nominating Committee

  . Reviews and investigates the qualifications of candidates proposed by management or by others (including candidates proposed by stockholders or members of the Board) for election by stockholders or election by the Board itself to fill a vacancy on the Company's Board of Directors.

  . Recommendations by stockholders must be supported by a description of such persons' background and experience, together with the written consents of such persons to serve on the Board if elected, and should be addressed to the Nominating Committee, in care of the Secretary, The Centris Group, Inc., 650 Town Center Drive, Suite 1600, Costa Mesa, California. As set forth in the Company's By-laws, this information must be received by February 9, 2000 for such persons to be considered for nomination by the Board for election at the 2000 Annual Meeting of Stockholders.

  The table below identifies the members of each Committee who were appointed in May 1998:

       Committee                                    Members(/1/)
       ---------                                    ------------
Executive Committee..... Directors Cargile (Chairman), Kooken and Singer
Audit Committee......... Directors Schultz (Chairman), Kooken, Gillespie, Ross
Compensation Committee.. Directors Ross (Chairman), Medgyesy, Gillespie, Schultz
Investment Committee.... Directors Kooken (Chairman), Cargile, Medgyesy, Schultz and Singer
Nominating Committee.... Directors Singer (Chairman), Cargile, Gillespie, Medgyesy and Ross

--------
(1) Ms. Gillespie was appointed to fill the vacancy on the Board and the Committees created by the retirement of Kenneth C. Tyler in April, 1998. No appointments were made to fill the vacancies created by Bernard H. Ross's death in November, 1998. However, Dr. Medgyesy was designated as acting Chairman of the Compensation Committee.

  There were 13 meetings of the Board during 1998. The Executive Committee acted once during the year. Other Committees met during 1998 as follows:
Audit--5 times; Investment--2 times; Compensation--2 times;

and Nominating--1 time. All current directors attended or participated by telephone in at least 75% of the meetings of the Board and the Committees of which they were members during 1998. Committee members are appointed each year at the Board of Directors meeting immediately following the annual meeting of stockholders.

Compensation of Directors

  Directors who are also full-time employees of the Company receive no additional compensation for their services as directors. Non-employee directors are paid an annual retainer of $12,500 and a fee of $3,000 for each meeting of the Board attended ($1,000 for telephonic meetings). Such directors are also paid a fee of $1,000 for each Committee meeting ($1,500 for Committee Chairmen). In addition, directors are reimbursed for reasonable out-of-pocket expenses incurred by them in connection with their attendance at Board and Committee meetings.

  Non-employee directors are also entitled to receive stock option awards under the Company's Amended and Restated 1991 Directors Stock Option Plan, which was approved by stockholders in 1996. Under this Plan, on the third business day following each annual meeting, each non-employee director is automatically granted an award of options covering between 6,000 to 9,000 shares of common stock, with the number of options actually granted determined in accordance with a formula related to the Company's return on equity for the prior fiscal year. Based on the Plan formula, each of the non-employee directors will receive an option grant for 6,000 shares following the 1999 Annual Meeting, with an exercise price which will be the closing price of the Company's stock on the New York Stock Exchange on Monday, May 17, 1999.

  Those directors who are also employees of the Company may be entitled to additional compensation in their capacity as employees to the extent that they participate in the Company's short-term and long-term incentive compensation plans, as described elsewhere in this Proxy Statement.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth as of March 19, 1999, the number of shares of the Company's common stock deemed to be beneficially owned (including shares which can be acquired within 60 days) by: (i) each director of the Company;
(ii) the Company's Chief Executive Officer; (iii) the Company's four other most highly compensated officers; and (iv) all directors and all executive officers of the Company as a group, and the percentage of such holdings to the total number of shares in the class, as calculated in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). The Chief Executive Officer plus the four other most highly compensated officers are sometimes referred to collectively in this Proxy Statement as the "Named Executives." Except as otherwise noted, the indicated owners have sole voting and investment power with respect to the shares specified.

                              Number and        Right to Acquire
                           Nature of Shares   Beneficial Ownership  Percent of Class
Name and Address          Beneficially Owned  Within 60 Days(/1/)  Beneficially Owned
----------------          ------------------  -------------------- ------------------
David L. Cargile                 47,005             440,000               4.20%
 650 Town Center Drive
 Costa Mesa, CA 92626
John T. Grush                    42,368(/2/)         67,200                  *
 650 Town Center Drive
 Costa Mesa, CA 92626
Craig J. Kelbel                      89              44,800                  *
 650 Town Center Drive
 Costa Mesa, CA 92626
John F. Kooken                   29,400(/3/)         21,500                  *
 1170 Lorain Road
 San Marino, CA 91108
L. Steven Medgyesy, M.D.        594,568(/4/)         21,500               5.31%
 5215 Old Orchard Road,
  Suite 300
 Skokie, IL 60077
Roxani M. Gillespie                 -0-               1,623                  *
 2450 Hyde Street
 San Francisco, CA 94109
Charles M. Schultz                  -0-              21,500                  *
 325 South Rimpau Boule-
  vard
 Los Angeles, CA 90020
Howard S. Singer                546,115(/5/)         63,800               5.26%
 5215 Old Orchard Road,
  Suite 300
 Skokie, IL 60077
Jose A. Velasco                  38,968(/2/)         65,000                  *
 650 Town Center Drive
 Costa Mesa, CA 92626
All Directors and Execu-
 tive Officers of the
 Company (12 persons) as
 a group**                    1,139,419             783,123              16.58%

--------
*  Indicates ownership of less than 1% of the Company's outstanding stock.

** As described in Notes (4) and (5) below, Dr. Medgyesy holds shares as trustee of the Singer Family Trust. Accordingly, to avoid duplicate counting, an aggregate of 172,622 shares which are beneficially owned by both individuals have been deducted from this total. Neither Kenneth C. Tyler, who retired in April 1998, nor Bernard H. Ross who passed away in November 1998, are included in this group.

(1) This column reflects the number of shares that could be purchased within 60 days of March 19, 1999 by the exercise of vested options under the Company's stock option plans.

(2) Includes shares held in the employee's 401(k) account. While the employee votes the shares in his account at any stockholder meetings, on exiting the account only the cash value of the shares is distributed and share certificates are not issued.

(3) Includes 1,000 shares held by Mr. Kooken's wife through her separate individual retirement accounts.

(4) Includes 250,932 shares owned directly by Dr. Medgyesy; 172,622 shares held by Dr. Medgyesy in his capacity as trustee of the Singer Family Trust, which trust is for the benefit of Howard S. Singer and members of the Singer family; 16,120 shares held by Dr. Medgyesy's wife; and 154,894 shares held in various trusts for the benefit of Dr. Medgyesy and members of his family. Dr. Medgyesy disclaims beneficial ownership in 343,636 of said shares.

(5) Includes 337,065 shares held directly by Mr. Singer; 172,622 shares held by Dr. Medgyesy in his capacity as trustee of the Singer Family Trust, which trust is for the benefit of Mr. Singer and members of the Singer family; 16,828 shares held by Mr. Singer's wife as trustee for the benefit of their descendants; 14,000 shares held by a partnership of which Mr. Singer is the general partner; and 5,600 shares held by Mr. Singer's individual retirement account. Mr. Singer disclaims beneficial ownership in 209,050 of said shares.

               SECURITY OWNERSHIP OF CERTAIN OTHER STOCKHOLDERS

  The following table sets forth information regarding the beneficial ownership of each person, other than those affiliated with the management, known to the Company as of March 19, 1999 to be the beneficial owner of more than 5% of its outstanding common stock. The Company believes that the stock in the name of the firms listed below is held by money managers, investment advisors or affiliates on behalf of their respective clients, and that none of such clients is the beneficial owner of more than 5% of the Company's stock.

                                              Amount of Shares  Percent
       Name and Address                      Beneficially Owned of Class
       ----------------                      ------------------ --------
       Kahn Brothers & Co., Inc.                  835,784(/1/)    7.21%
        555 Madison Avenue, 22nd Floor
        New York, New York 10022

       Dimensional Fund Advisors Inc.             753,100(/2/)    6.49%
        1299 Ocean Avenue, 11th Floor
        Santa Monica, California 90401

       Hollybank Investments, LP                  863,100(/3/)    7.44%
        Dorsey R. Gardner, General Partner
        One International Place, Suite 2401
        Boston, Massachusetts 02110

--------
(1) As disclosed in a Schedule 13F filed with the SEC on December 31, 1998. The Schedule 13F indicates that Kahn Brothers & Co., Inc. is the beneficial owner of 835,784 shares and has shared dispositive powers with respect to such 835,784 shares.

(2) As disclosed in a Schedule 13G dated February 11, 1999, filed with the SEC and furnished to the Company. Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies also registered under that Act, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are referred to herein as the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of Centris described in its Schedule 13G that are owned by the Portfolios. All such securities reported in the Schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of such securities.

(3) As disclosed in a Schedule 13G filed with the SEC on January 29, 1999 and furnished to the Company. The Schedule 13G indicates that the limited partnership is the beneficial owner of 787,600 shares and has sole voting and dispositive powers with respect to such shares. Except to the extent of his interest as a limited partner in the shares held by the limited partnership, Mr. Gardner is the beneficial owner of an additional 75,500 shares and has sole voting and dispositive power over such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock and other equity securities of the Company and to furnish the Company with copies of all such Section 16(a) reports that they file.

  Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the 1998 fiscal year all filing requirements applicable to its officers and directors were complied with.

                            THE CENTRIS GROUP, INC.

               Compensation Committee Of The Board Of Directors
                       Report On Executive Compensation

General

  The Compensation Program of The Centris Group, Inc. for the 1998 fiscal year consisted of three components: annual cash salaries, discretionary cash bonuses under its Incentive Compensation Program and discretionary long-term awards (a Stock Option Plan and a Long-Term Incentive Plan).

  Base salaries of all employees, except for the Chief Executive Officer, are generally set in accordance with the Company's Salary Administration Program which provides a framework for determining an employee's salary level. This determination is based upon a variety of factors that include job function, expertise, experience and the competitive placement of each position relative to other companies whose business operations are similar. Management of the Company establishes the base salaries for those employees who are below the level of the senior officers, while the salaries of the senior officers are established by the Compensation Committee on the recommendation of the Chief Executive Officer. The Company's Salary Administration Program was prepared with input from an independent, nationally known compensation consultant and is periodically updated with information on salary levels for companies of a generally similar size from various sources, including salary surveys and analyses presented by the independent compensation consultant.

  The cash bonus amount which an eligible participant can receive under the Incentive Compensation Program depends on the component of the Incentive Compensation Program in which each person participates, the extent to which the Company meets a predetermined net income target for the respective year, and the participant's job performance for that year as determined by each participant's supervisor. Payments of bonuses below the level of senior officers are made at the discretion of the Chief Executive Officer. The Compensation Committee is required to approve the total amount of all bonus payments (excluding the Chief Executive Officer) under the Incentive Compensation Program.

  The Compensation Committee specifically approves the bonus payments and awards under the Company's employee Stock Option Plan and Long-Term Incentive Plan for each of the senior officers, based upon recommendations from the Chief Executive Officer. The salary, bonus payments, Stock Options and Long-Term Incentive Plan awards for the Chief Executive Officer are determined by the Compensation Committee and recommended to the full Board, which may adopt, modify or reject such recommendations. Directors who are also employees do not participate in the discussions or vote on matters affecting any aspect of their own compensation.

Compensation Policies for Executives

  The goals of the Company's Compensation Program have been to further the Company's business objectives, and at the same time to attract and retain high quality executives and to equitably reward individuals who contribute to the Company's success. This approach seeks to link executive compensation with achievement of profitability goals and the strategic goal of enhancing stockholder value by tying the value of some part of the senior executives' compensation to the Company's long-term performance.

  Base Salaries. The Company provides executive officers with salaries which are generally in the third highest quartile of the range of competitive salaries paid to executives of companies in similar sectors of the insurance industry. The Company periodically updates information on executive salary levels for companies of a generally similar size presented by the Company's independent compensation consultant. Executive officers are evaluated on March 1 of each year, and any adjustments to their salaries are effective as of that date.

  Annual Bonuses. Generally awards under the Incentive Compensation Program are contingent on achievement of a Company net after-tax income target, which is established in advance each year by the

Compensation Committee. Bonuses are awarded following the end of each year, after the Company's year-end results have been determined. Under the Incentive Compensation Program, the Compensation Committee has full discretionary authority with respect to bonus awards. Therefore, if the Company's net income target is reached, the bonus award may be less than the target amount for any executive; if the Company's net income target is not met, the Compensation Committee has the authority to grant bonuses to executives.

  While the Company did not meet its net income target for 1998, bonuses ranging between 4% to 14% of their annual salaries were paid to certain senior executives. The Committee concluded that payment of a limited amount of bonuses was appropriate in light of significant efforts by senior executives to reposition the Company, including the successful completion of the acquisition of the VASA Group of companies. The Committee's decisions were based upon recommendations from the Chief Executive Officer as a result of his evaluation of each executive's overall performance and the results of the operations under the executive's direction as compared to the Company's business plan for 1998.

  Long-term Incentive Plans. The Company has adopted a Long-Term Incentive-Performance Unit Plan ("LTI-Plan") and a Non-Qualified Deferred Compensation Plan. The LTI-Plan was approved by the Company's stockholders at the 1997 Annual Meeting, and both of these Plans were first implemented for fiscal year 1997. The LTI-Plan provides for cash payment awards which qualify as performance based compensation under Section 162(m) of the Internal Revenue Code. Under the LTI-Plan, a target number of performance units are assigned to key employees at the beginning of a three-year performance period, but the actual number of performance units awarded to the participant is determined after the close of the performance period. The first performance period began on January 1, 1997 and ends on December 31, 1999. New three-year performance periods begin annually, each January 1. Each performance unit assigned in the three-year performance periods beginning in 1997 and 1998 had a value of $10. Awards are based upon the Company meeting pre-determined annual return on equity (ROE) targets, and for purposes of the Plan ROE is calculated as the average return on equity over the three-year performance period. The Company must meet a minimum level of ROE over the three year period before actual awards, which require Committee approval, will be made to the participants. Payouts of awards under the Plan are automatically deferred into the Non-Qualified Deferred Compensation Plan and vest over a two year period. The Chief Executive Officer has the authority, subject to approval by the Committee and the Board and in conformity with the non-discretionary requirements of Section 162(m) of the Internal Revenue Code, to adjust a participant's payout to take into account strategic and financial events or conditions, including, but not limited to, recognizing a participant's business unit's results for the performance period.

  In addition, in 1997 the Compensation Committee adopted stock option grant guidelines which are also aimed at more closely tying executive compensation and incentives to long-term performance. Under these guidelines, senior executives may be awarded options at predetermined target levels which are generally based upon their position in the Company. The number of options awarded is determined by the Compensation Committee after receiving recommendations from the Chief Executive Officer, based on his evaluation of the Company's and the executive's performance during the prior fiscal year. While option grants are considered by the Committee in March of each year based on the prior year's results, no options were granted to the senior executives in March 1999 applicable to their performance in the 1998 fiscal year.

Compensation of Chief Executive Officer

  David L. Cargile, the Company's Chairman, President and Chief Executive Officer, serves under an employment agreement entered into in November 1996, the terms of which are described in "Employment Agreements With Named Executives" elsewhere in this Proxy Statement. This agreement provides for an annual base salary that can be increased and supplemented at the discretion of the Board of Directors. Mr. Cargile's compensation, based on 1998 results, was reviewed by the Committee in March 1999.

  The Committee's compensation decisions for Mr. Cargile reflect its view of his contribution in revitalizing the Company after he assumed responsibilities for its operations in August 1994. Under his leadership and initiative since that date, the Company has demonstrated meaningful growth and improvement in its financial results--including its revenues, income, its total assets, return on equity, stockholders' equity, book value, stockholder dividends and its stock price. Furthermore, under Mr. Cargile's direction and pursuant to his plan, during 1998 the Company completed the acquisition of the VASA Group of companies, including its medical stop-loss operations and insurance subsidiaries. This transaction permitted the Company to re-allocate its assets by discontinuing its property/casualty reinsurance operations and transferring the reinsurance of the medical stop-loss business to the newly acquired insurance subsidiaries. The Committee believes that these actions will strengthen the Company's capital base and stabilize earnings going forward by increasing the Company's non-risk fee income and reducing its exposure to losses from natural catastrophes.

  The Committee reviewed all the foregoing factors in determining the compensation of the Company's Chief Executive Officer. The factors were not assigned specific weight by members of the Committee, but rather were weighed subjectively by each member. In light of the foregoing, the Compensation Committee concluded that an increase in Mr. Cargile's compensation as the Company's Chief Executive Officer was appropriate considering his level of responsibility, his leadership abilities, his contributions to the continued growth of the Company and the focus and direction which he provided. The Committee then explained to the Board the basis for its decisions, and the Board concurred in the Committee's recommendations. Accordingly, Mr. Cargile was given a 5% salary increase and assigned 15,785 performance units as his target under the Company's LTI-Plan for the 1998-2000 performance period. However, at Mr. Cargile's specific request, no bonus award or option grant was made to Mr. Cargile applicable to fiscal year 1998.

Deductibility of Executive Compensation

  The 1993 Omnibus Budget Reconciliation Act ("OBRA") provides that the income tax deductions of publicly traded companies in tax years beginning on or after January 1, 1994 may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and nonqualified benefits) for certain executive officers exceeds $1,000,000 in any one year. Under OBRA, the deduction limit does not apply to payments which meet certain requirements to qualify as "performance-based" compensation.

  The Compensation Committee intends to consider various alternatives to preserve the deductibility of compensation payments to the extent it is reasonably practicable and consistent with its other objectives. In this connection, the Company has obtained stockholder approval of the Company's 1997 Long-Term Incentive-Performance Unit Plan, and intends to operate the Plan within the requirements of Section 162(m) of the Internal Revenue Code to preserve the corporate deductibility of executive compensation. The Company may, however, pay compensation which is not deductible in limited circumstances when sound management of the Company so requires. The Committee believes that if any loss of deductibility occurs it would not be materially adverse to the Company. For fiscal year 1998, no executive officer's taxable compensation exceeded the $1,000,000 limit on deductibility.

                                               Compensation Committee

                                      L. Steven Medgyesy, M.D. (Chairman)(/1/)
                                     Charles L. Schultz     Roxani M. Gillespie
--------
(1) Bernard H. Ross was Chairman of the Compensation Committee until his death in November, 1998.

  The above Report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

                       Compensation Committee Interlocks
                           And Insider Participation

  The members of the Compensation Committee during 1998 were Bernard H. Ross (Chairman until his death in November, 1998), Dr. L. Steven Medgyesy, Charles
L. Schultz and Roxani M. Gillespie. Ms. Gillespie was appointed to replace Kenneth C. Tyler, who resigned as a director in April 1998. All of the directors who served on the Compensation Committee during 1998 were non-employee directors.

                      COMPENSATION OF EXECUTIVE OFFICERS

                          Summary Compensation Table*

  The following table provides information concerning all compensation paid or credited by the Company to the Named Executives for services rendered to the Company and its subsidiaries in all capacities attributable to the fiscal years ended December 31, 1998, 1997 and 1996.

               (a)                  (b)     (c)       (d)         (e)          (g)            (i)

                                  -----------------------------------------------------
                                                                           Long-Term
                                               Annual Compensation        Compensation
--------------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                           Securities
                                                                           Underlying
                                  Fiscal                     Other Annual   Options        All Other
   Name and Principal Position     Year   Salary  Bonus(/1/) Compensation Granted(/2/) Compensation(/3/)
--------------------------------------------------------------------------------------------------------
  David L. Cargile**               1998  $449,435       -0-     (/4/)           -0-        $258,813(/5/)
   President, and Chief            1997  $437,601  $300,000     (/4/)        60,000        $260,165(/5/)
   Executive Officer               1996  $411,825  $280,000     (/4/)        45,000        $187,400(/5/)
--------------------------------------------------------------------------------------------------------
  Howard S. Singer**               1998  $237,989       -0-     (/4/)           -0-        $ 17,553
   Executive Vice President--      1997  $233,054  $ 47,500     (/4/)        27,200        $ 17,376
   Corporate Finance               1996  $225,914  $ 56,818     (/4/)        24,000        $  9,000
   and Investor Relations
--------------------------------------------------------------------------------------------------------
  John T. Grush                    1998  $293,973       -0-     (/4/)           -0-        $ 21,576
   Senior Vice President and       1997  $291,646  $ 65,000     (/4/)        28,800        $ 20,885
   President of USF RE             1996  $291,646  $ 58,309     (/4/)        24,000        $ 20,213
--------------------------------------------------------------------------------------------------------
  Craig J. Kelbel**                1998  $244,804  $ 10,000     (/4/)           -0-        $ 17,253
   Senior Vice President and       1997  $239,349  $ 25,000     (/4/)        27,200        $ 18,251
   President of USBenefits         1996  $229,793  $ 69,459     (/4/)        24,000        $ 12,562
   Insurance Services, Inc.
--------------------------------------------------------------------------------------------------------
  Jose A. Velasco                  1998  $218,750  $ 20,000     (/4/)           -0-        $ 15,921
   Senior Vice President, Chief    1997  $202,312  $ 61,000     (/4/)        32,000        $ 15,490
   Administrative Officer,         1996  $175,380  $ 53,165     (/4/)        24,000        $ 15,816
   Secretary and General Counsel
--------------------------------------------------------------------------------------------------------

* The Company has excluded from the Summary Compensation Table the columns relating to awards of Restricted Stock (column "f") and Long-Term Incentive Plan Payouts (column "h") because no such awards or compensation were earned by or paid to the Named Executives in the fiscal years covered by the table.

** The compensation paid to Messrs. Cargile, Singer and Kelbel during 1998 was pursuant to employment agreements described under "Employment Agreements With Named Executives" elsewhere in this Proxy Statement.

(1) Cash bonus awards under the Company's Incentive Compensation Program (the "Incentive Program") are paid in the first quarter of the year and represent payment for services performed in the prior fiscal year. Accordingly, the table shows the bonus amounts in the year to which they are applicable. The gross amounts paid to all participants under the Incentive Program applicable to fiscal years 1998, 1997 and 1996 were $308,127, $1,085,500 and $1,240,000, respectively.

(2) Similar to cash bonus payments described in note (1) above, options granted in the first quarter of each year were for services performed by the executive during the prior fiscal year, and the table indicates the years to which such option grants are applicable.

(3) Each of the Named Executives was credited with $10,000 for 1998, $9,500 for 1997 and $9,000 for 1996 as the Company's matching contribution to such executive's participation in the Company's 401(k) Employees Savings Plan. The balance of the amount shown for each year in column (i) for these executives was the Company's matching payment to the executive's voluntary contribution to the Company's Non-Qualified Deferred Compensation Plan, plus interest paid by the Company on the funds in the executive's account under the Non-Qualified Deferred Compensation Plan, except for Mr. Cargile who also received the additional compensation described in Note (5) below.

(4) The Company also provides its executive officers health and group term-life insurance and other benefits generally available to all salaried employees, and certain additional noncash benefits, including club memberships and the use and maintenance of automobiles, which benefits in no individual case have an aggregate incremental cost to the Company which exceeds the lesser of $50,000 or 10% of that individual's total salary and bonus as reported in the "Summary Compensation Table." See also "Employment Agreement With Named Executives" elsewhere in this Proxy Statement for compensation payments to Mr. Cargile, Mr. Singer and Mr. Kelbel (or their named beneficiaries) in the event of their disability or death during the term of their employment agreements.

(5) As a result of the loan forgiveness arrangement and the additional income taxes incurred as a part of Mr. Cargile's relocation in 1995 from Atlanta, Georgia, to Southern California, as required by the Company (see "Employment Agreements With Named Executives" elsewhere in this Proxy Statement), Mr. Cargile received additional compensation of $248,813 attributable to 1998, $213,357 attributable to 1997 and $178,400 attributable to 1996.

                       Option Grants in Last Fiscal Year

  The upper table provides information on stock option grants made in March 1998 to the Named Executives under the Company's 1991 Employee Stock Option Plan based upon the performance of the Named Executives during the 1997 fiscal year. No option grants were made to the Named Executives in March 1999 applicable to their 1998 performance. The lower table also illustrates the comparable potential appreciation in value over a 5-year period of stock held by the Company's stockholders as a group, and by a unit of 1,000 shares, from the value of the Company's common stock of $9.75 per share, which was the closing price of the stock on the New York Stock Exchange on December 31, 1998.

                                                                          Potential Realizable
                                                                            Value at Assumed
                                                                         Annual Rates of Stock
                                                                           Price Appreciation
                                     Individual Grants                      for Option Term
                          (Adjusted to reflect 100% stock split)          (5-year Period)(/2/)
------------------------------------------------------------------------------------------------
        (a)             (b)            (c)           (d)        (e)         (f)         (g)
                     Number of      % of Total
                     Securities  Options Granted
                     Underlying  to All Employees  Exercise
                      Options        in Last       or Base   Expiration
    Name            Granted(/1/) Fiscal Year(/1/) Price(/1/)    Date        5%          10%
------------------------------------------------------------------------------------------------
  David L. Cargile     60,000         12.11%        $12.38    03/24/08  $   466,944 $  1,183.354
------------------------------------------------------------------------------------------------
  Howard S. Singer     27,200          5.49%        $12.38    03/24/08  $   211,686 $    536,454
------------------------------------------------------------------------------------------------
  John T. Grush        28,800          5.81%        $12.38    03/24/08  $   224,138 $    568,010
------------------------------------------------------------------------------------------------
  Craig J. Kelbel      27,200          5.49%        $12.38    03/24/08  $   211,686 $    536,454
------------------------------------------------------------------------------------------------
  Jose A. Velasco      32,000          6.46%        $12.38    03/24/08  $   249,042 $    631,122
------------------------------------------------------------------------------------------------
                                                                           Potential Gain for
                                                                        Stockholders at Rate of
                                                                            5%          10%
------------------------------------------------------------------------------------------------
  All Stockholders        N/A            N/A           N/A         N/A  $90,168,636 $219,816,827
------------------------------------------------------------------------------------------------
  Per 1,000 Shares        N/A            N/A           N/A         N/A  $    90,168 $    219,816
------------------------------------------------------------------------------------------------

(1) All options granted to the Named Executives on March 25, 1998 were applicable to services performed by them during fiscal year 1997. The exercise price of the options, $12.38, was the closing price of the Company's common stock on March 25, 1998, on the New York Stock Exchange.

(2) The information set forth in columns (f) and (g) is at an assumed annual rate of appreciation over the 5-year period, commencing at the option grant date. The appreciation figures set forth are net of the option exercise price, but before taxes associated with the option exercise. These figures should not be viewed in any way as a forecast of actual results of the future performance of the Company's stock, which will be determined by unknown future events and factors, including market conditions as well as the option holders' continued employment throughout the option vesting period.

                   Option Exercises And Year-End Value Table

  The following table provides information with respect to stock options assigned to the Named Executives in prior years under the Company's 1988 Employee Stock Plan and its 1991 Employee Stock Option Plan, specifically showing: (i) the number and value of shares acquired by the Named Executives upon exercise of options during the 1998 fiscal year; and (ii) the number and value of exercisable and unexercisable options held at December 31, 1998.

        (a)             (b)         (c)                (d)                       (e)
                                              Number of Securities      Value of Unexercised
                     Number of               Underlying Unexercised   In-the-Money Options(/1/)
                      Shares       Value    Options Held at 12/31/98      Held at 12/31/98
                    Acquired on  Realized   ------------------------- -------------------------
        Name         Exercise   on Exercise Exercisable Unexercisable Exercisable Unexercisable
-----------------------------------------------------------------------------------------------
  David L. Cargile      -0-         -0-       402,500      82,500      $957,000        -0-
-----------------------------------------------------------------------------------------------
  Howard S. Singer      -0-         -0-        45,000      39,200      $ 71,500        -0-
-----------------------------------------------------------------------------------------------
  John T. Grush         -0-         -0-        48,000      40,800      $ 82,500        -0-
-----------------------------------------------------------------------------------------------
  Craig J. Kelbel       -0-         -0-        26,000      39,200           -0-        -0-
-----------------------------------------------------------------------------------------------
  Jose A. Velasco       -0-         -0-        45,000      44,000      $ 71,500        -0-

(1) Based on the closing price of the common stock of $9.75 at December 31, 1998 on the New York Stock Exchange, minus the exercise price of the option.

    Long-Term Incentive Plan--Awards for the Three-Year Performance Period
                          Commencing January 1, 1998

  As approved by stockholders at the 1997 Annual Meeting, the Company's Long-Term Incentive--Performance Unit Plan ("LTI-Plan") provides for cash payment awards intended to qualify as performance-based compensation to satisfy the requirements of Section 162(m) of the Internal Revenue Code. Under the LTI-Plan performance units are assigned to each participant at the beginning of a three-year performance period. The number of performance units actually awarded to a participant is determined at the close of the three-year period, based upon: (i) the Company meeting a certain pre-determined average return on equity over the three-year performance period; and (ii) the participant's performance over the performance period relative to the target performance. New three-year performance periods begin annually each January 1 until the LTI-Plan is terminated. The Board of Directors has discretion to make certain awards under the LTI-Plan if the return on equity target thresholds are not met.

  All payments earned by participants under the LTI-Plan will automatically be deferred into the Company's Non-Qualified Deferred Compensation Plan, which provides for a vesting of the payouts over a two-year period.

  The following table sets forth the number of units assigned to each of the Named Executives under the LTI-Plan for the three-year performance period of 1998-2000. Each performance unit has a value of $10. As noted above, no awards are made under the LTI-Plan until the end of the performance period, and such awards are dependent upon the achievement of pre-determined performance target levels.

                                           Estimated Future Payouts
                                          Under Non-Stock Price-Based
                                                     Plans
                                          ---------------------------
        (a)          (b)        (c)          (d)      (e)      (f)
                           Performance or
                            Other Period
                    Number     Until
                      of     Maturation
        Name        Units    or Payout    Threshold  Target  Maximum
---------------------------------------------------------------------
  David L. Cargile  15,785    3 years      $78,925  $157,800 $236,775
---------------------------------------------------------------------
  Howard S. Singer   5,969    3 years      $29,845  $ 59,690 $ 89,535
---------------------------------------------------------------------
  John T. Grush      7,361    3 years      $36,810  $ 73,620 $110,430
---------------------------------------------------------------------
  Craig J. Kelbel    6,140    3 years      $30,700  $ 61,400 $ 92,100
---------------------------------------------------------------------
  Jose A. Velasco    5,513    3 years      $27,565  $ 55,130 $ 82,695
---------------------------------------------------------------------

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
          THE CENTRIS GROUP, INC., ITS CUSTOM PEER GROUP, AND THE S&P
                       INSURANCE PROPERTY-CASUALTY INDEX

                        [PERFORMANCE GRAPH APPEARS HERE]

             The Centris Group Custom Peer Group S&P Insurance

   12/31/93         100               100             100

   12/31/94          86                98             104
   12/31/95         186               129             142
   12/31/96         172               163             172
   12/31/97         198               214             251

   12/31/98         175               182             233


  The graph above shows a five year comparison of cumulative total stockholder returns for (i) The Centris Group common stock, (ii) the Company's custom peer group, and (iii) the S&P Insurance-Property-Casualty Index. The Company's stock began trading on the New York Stock Exchange ("NYSE") in September 1996; prior to that time it traded on NASDAQ. The custom peer group index is comprised of the following companies: Acceptance Insurance Companies, Inc.; Amwest Insurance Group, Inc.; Baldwin & Lyons, Inc.; Chandler Insurance Company, Ltd.; Chartwell Re Corporation; Executive Risk Inc.; Farm Family Holdings Inc.; HCC Insurance Holdings, Inc.; Intercargo Corporation; National Insurance Group; Orion Capital Corporation; PXRE Corporation; RLI Corporation; Sphere Drake Holdings Ltd.; Terra Nova Holdings Ltd.; and Trenwick Group Inc. The returns of the companies in the peer indices are weighted based on their stock market capitalization as of the beginning of the period. Cumulative stockholder return (on an assumed investment of $100 as of December 31, 1993), as determined at the end of each year, reflects the change in stock price, assuming the reinvestment of dividends.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement in whole or in part, the performance graph set forth above in this Proxy Statement shall not be incorporated by reference into any such filings.

                  Employment Agreements With Named Executives

  David L. Cargile. Mr. Cargile serves as the Company's President and Chief Executive Officer pursuant to a four-year employment agreement entered into in November 1996. This agreement provides for a base annual salary which was $449,435 for the 1998 calendar year, a discretionary cash bonus, and certain other benefits. The Company can terminate Mr. Cargile's employment at any time without cause by paying him 150% of the salary due to him under the remaining term of his employment agreement. In the event of his death or disability Mr. Cargile (or his beneficiary) will be paid the greater of the amount of his then current compensation remaining due for the term of the employment agreement or one (1) year's salary.

  In connection with his employment and the Company's requirement that he move from Atlanta, Georgia to Southern California, in July 1995 the Company granted to Mr. Cargile a $649,000 interest-bearing loan for the purchase of a residence, secured by a trust deed on that residence. Of that principal amount, $414,765 is being forgiven by a credit on the loan by the Company over a 60-month period. Additionally, the full amount of the loan will be forgiven if Mr. Cargile's employment terminates for any reason. As of February 28, 1999, $363,262 of the principal amount of the above-noted loan was outstanding. In addition, the Company agreed to pay to Mr. Cargile such additional amount as is required to compensate him for the additional state and federal taxes due which will arise as a result of the credit he will receive against the loan balance, and for the increase in state taxes Mr. Cargile will experience as a California resident as contrasted with the state taxes he would have otherwise paid as a resident of Georgia. (See Note (5) to "Summary Compensation Table" elsewhere in this Proxy Statement.)

  Howard S. Singer. Pursuant to a four-year employment agreement entered into in December 1996, Mr. Singer serves as the Executive Vice President of the Company at a base annual salary which was $238,091 for the 1998 calendar year, a bonus as may be granted by the Board, and certain other benefits. He is also entitled to a one-time "piggyback" registration right at no cost to him with respect to Company stock owned by Mr. Singer. The Company can terminate Mr. Singer's employment at any time without cause by paying him 150% of the salary due to him under the remaining term of his employment agreement. In the event of his death or disability Mr. Singer (or his beneficiary) will be paid the greater of the amount of his then current compensation remaining due for the term of the employment agreement or one (1) year's salary.

  Craig J. Kelbel. Mr. Kelbel entered into a three-year employment agreement with the Company in November 1996 to serve in the positions of President and Chief Operating Officer of USBenefits and as a Senior Vice President of the Company at a base annual salary which was $244,804 for the 1998 calendar year, and certain other benefits. The Company can terminate Mr. Kelbel's employment at any time without cause by paying him 100% of the salary due to him under the remaining term of his employment agreement. In the event of his death or disability Mr. Kelbel (or his beneficiary) will be paid the amount of his then current compensation for a period of one (1) year.

  Change in Control Agreements. The Company has entered into severance agreements with the Named Executives. Under these agreements, if their employment is terminated by the Company (other than for cause) or is terminated by the executive "for good reason" within two years after a "change in control" of the Company, as those terms are defined in the severance agreements, each of these executives (other than Mr. Cargile) would be entitled to receive a payment of two years annual salary plus an amount equal to the largest annual cash bonuses received during their employment as well as a continuation for two years of life and medical insurance benefits. Mr. Cargile would receive three years annual salary plus one-and-one-half times his largest annual cash bonus, as well as the other benefits noted above. All of these agreements further state that if any executive has an employment agreement which also provides for payments upon termination, the executive will receive payments either under the severance agreement or the employment agreement, whichever payment is greater, but may not receive payments under both agreements. As defined in the severance agreements, a "change in control" includes, under specific circumstances, a merger of the Company with another company which results in a 50% change of the combined voting power of the Company's securities or the sale of more than 50% of the Company's assets or, under certain circumstances, the beneficial ownership by any person of more than 10% of the Company's equity securities.

                             RELATED TRANSACTIONS

  As described above under "Employment Agreements With Named Executives," in July 1995 the Company made a loan to Mr. Cargile in the amount of $649,000 in connection with the purchase of his principal residence in Southern California, a portion of which loan is being forgiven over a 60-month period. As of February 28, 1999, a principal amount of $363,262 of this loan was outstanding.

                                PROPOSAL NO. 2
                     RATIFICATION OF SELECTION OF AUDITORS

  The Board of Directors has selected KPMG LLP, independent certified public accountants (formerly known as KPMG Peat Marwick LLP), to continue as the Company's auditors for the fiscal year ending December 31, 1999, unless in the opinion of the Board KPMG LLP is not in a position to continue providing its services to the Company or the continuation of such audit relationship is inappropriate. In such situations the Board of Directors retains the ability to designate a successor auditing firm, subject to ratification by the stockholders at the next regularly scheduled annual meeting of stockholders.

  KPMG LLP, or a predecessor, has audited the Company's financial statements since 1982. Representatives of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions from stockholders.

Vote Required

  The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of KPMG LLP as the Company's auditors for the fiscal year ending December 31, 1999.

Board Recommendation

  The Board recommends a vote FOR such ratification. All proxies received by the Company will be voted to ratify the KPMG LLP selection, unless a contrary vote is indicated on the proxy card.

                                 OTHER MATTERS

  The Board of Directors is not aware of any business to be presented at this Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed on the proxy card, all shares represented by the proxy holders appointed by the Company will be voted in favor of the Company's nominees for election as directors and in favor of PROPOSAL NO. 2. The proxy holders will use their best judgment in voting on any other matters that properly come before the Annual Meeting.

                             STOCKHOLDER PROPOSALS

  Stockholders desiring to exercise their rights under the Proxy Rules of the SEC to submit proposals for consideration by other stockholders at the 2000 Annual Meeting are advised that under Rule 14A-8(a)(3)(i) of Regulation 14A under the Securities Act of 1934, as amended, such proposals must be received by the Company no later than November 30, 1999, in order to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the 2000 Annual Meeting of Stockholders. Under current plans, the Company's 2000 Annual Meeting of Stockholders is scheduled to be held on May 10, 2000.

                                   EXPENSES

  The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement and the enclosed proxy card, and of soliciting proxies. The Company will request banks and brokers to solicit their customers who beneficially own shares listed on the Company's records in the names of such nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses in connection with such solicitation.

  For this 1999 Annual Meeting the Company has retained the services of D.F. King & Co., Inc. ("King"), a proxy solicitation firm. While King's primary activities will involve contacting all intermediaries believed to be holding stock of the Company on behalf of others and will assist in the delivery of proxy materials to such persons and in collecting executed proxies, King may also contact and assist persons who hold stock directly. The original solicitation of proxies by mail may be supplemented by telephone solicitation by employees of King. In addition to the use of the mails and King, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, by telephone or by telegram. The Company has also engaged Corporate Election Services, Inc. to assist in the tabulation of votes. It is anticipated that the total expense for the services of D.F. King and Corporate Election Services will not exceed $8,000, plus mailing and other out-of-pocket costs.

                         ANNUAL REPORT TO STOCKHOLDERS

  The Company's Annual Report to Stockholders on SEC Form 10-K for the fiscal year ended December 31, 1998, which includes financial information for fiscal periods ending December 31, 1998, 1997 and 1996, is being mailed to the stockholders along with this Proxy Statement. The Annual Report to Stockholders on SEC Form 10-K is not to be considered part of the proxy soliciting material.

                                     By Order of the Board of Directors,

                                     /s/ JOSE A. VELASCO

                                     Jose A. Velasco
                                     Senior Vice President, Chief Administrative
                                     Officer, Secretary and General Counsel

March 31, 1999
Costa Mesa, California

  Additional copies of the Company's 1998 Annual Report on SEC Form 10-K and proxy soliciting materials can be obtained without charge from Howard S. Singer, Executive Vice President, The Centris Group, Inc., 5215 Old Orchard Road, Suite 300, Skokie, Illinois 60077, or by calling (800) 550-3285, or by contacting the Company at its website at www.thecentrisgroup.com.

REVOCABLE PROXY                                                  REVOCABLE PROXY


                            THE CENTRIS GROUP, INC.
                       650 Town Center Drive, Suite 1600
                         Costa Mesa, California 92626

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints LINTON R. GROKE, BARBARA FOX STONER AND RODNEY W. LOEB, and each of them, with full power of substitution, as the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of The Centris Group, Inc., to be held on May 12, 1999, at
9:00 a.m., Local Time, at the offices of the Company, 650 Town Center Drive, 15th Floor, Costa Mesa, California, and any postponements or adjournments thereof, with full authority to vote as directed on the reverse side of this card all shares which the undersigned would be entitled to vote if the undersigned were personally present at the Annual Meeting.

     Receipt of the Notice and Proxy Statement for the 1999 Annual Meeting of Stockholders, as well as the Company's Annual Report to Stockholders on SEC Form 10-K for the year ended December 31, 1998, is acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED BY THE APPOINTED PROXY HOLDERS IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE SUBMISSION OF THIS PROXY TO THE COMPANY IN CONNECTION WITH THE 1999 ANNUAL MEETING OF STOCKHOLDERS, IF PROPERLY EXECUTED, REVOKES ALL PRIOR PROXIES WHICH MAY HAVE PREVIOUSLY BEEN SUBMITTED TO THE COMPANY FOR THE 1999 ANNUAL MEETING.

                 (Continued and to be signed on reverse side)

        Please mark your
A  [X]  votes as in this
        example.

                (Please vote, sign, date and return the Proxy
                  Card promptly using the enclosed envelope.)

  Vote is FOR all nominees     Vote is withheld from
listed at right, except vote    all nominees listed
  may be withheld from any     at right for election                                                       FOR   AGAINST   ABSTAIN
   nominee listed below             as directors       2. Ratification of KPMG LLP as the independent
                                                          auditors of the Company for the year ended       [_]     [_]      [_]
                                                          December 31, 1999.
         [_]                            [_]
1. Election of                               Nominees:
   two directors                                       Roxani M. Gillespie    The proxy holders are authorized to vote in their
                                                       Jose A. Velasco        discretion upon such other business as may properly
                                                                              come before the Annual Meeting or any postponements
                                                                              or adjournments thereof.

(To withhold authority to vote for any                                                                     Please check
 nominee, write the nominee's name on the                                                                 this box if you
 lines below.)                                                                                             plan to attend
                                                                                                            the Annual
__________________________________________                                                                  Meeting on
                                                                                                           May 12, 1999
__________________________________________                                                                     [_]

SIGNATURE______________________ DATE___________________ _______________________________________________ DATE________________________
                                                                 SIGNATURE IF HELD JOINTLY

Note: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by authorized person.